NATIONS MANAGED VALUE INDEX FUND
                               NATIONS FUND TRUST


                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 2000

         The undersigned hereby appoints Robert B. Carroll, Richard H. Blank, Jr. and James E. Banks, Jr. (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Managed Value Index Fund (the "Fund") of Nations Fund Trust (the "Trust") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina at 10:00 a.m. (Eastern time), on Friday, April 21, 2000, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED FEBRUARY 1, 2000.

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONS MANAGED VALUE INDEX FUND

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Vote On Proposal

         To approve an Agreement and Plan of Reorganization, dated as of February 1, 2000 (the "Reorganization Agreement"), by Nations Fund Trust, on behalf of Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund (to be re-named Nations SmallCap Index
         Fund). The Reorganization Agreement provides for the reorganization of
         (i) Nations Managed Value Index Fund into Nations Managed Index Fund; and (ii) Nations Managed SmallCap Value Index Fund into Nations SmallCap Index Fund.



                     |_|FOR      |_|AGAINST      |_|ABSTAIN



         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                      ------------------------      -----------
                                              Signature                 Date

                                      ------------------------      -----------
                                      Signature (Joint Owners)          Date

                    NATIONS MANAGED SMALLCAP VALUE INDEX FUND
                               NATIONS FUND TRUST

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 2000

         The undersigned hereby appoints Robert B. Carroll, Richard H. Blank, Jr. and James E. Banks, Jr. (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Managed SmallCap Value Index Fund (the "Fund") of Nations Fund Trust (the "Trust") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina at 10:00 a.m. (Eastern time), on Friday, April 21, 2000, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED FEBRUARY 1, 2000.

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONS MANAGED SMALLCAP VALUE INDEX FUND

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Vote On Proposal

         To approve an Agreement and Plan of Reorganization, dated as of February 1, 2000 (the "Reorganization Agreement"), by Nations Fund Trust, on behalf of Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund (to be re-named Nations SmallCap Index
         Fund). The Reorganization Agreement provides for the reorganization of
         (i) Nations Managed Value Index Fund into Nations Managed Index Fund; and (ii) Nations Managed SmallCap Value Index Fund into Nations SmallCap Index Fund.



                     |_|FOR      |_|AGAINST      |_|ABSTAIN



         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                      ------------------------      -----------
                                              Signature                 Date

                                      ------------------------      -----------
                                      Signature (Joint Owners)          Date